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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                              --------------------

                        Date of Report (Date of earliest
                         event reported): July 31, 2000
                                          -------------



                               HARRIS CORPORATION
       ------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



             Delaware                    1-3863                 34-0276860
-------------------------------  ------------------------  ---------------------
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
          incorporation)                                   Identification No.)


        1025 West NASA Blvd., Melbourne, FL                         32919
--------------------------------------------------------    -------------------
        (Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code: (321) 727-9100

                                    No Change
 -------------------------------------------------------------------------------
              (Former name or former address, if changed since last report.)



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Items 1-4.        Not Applicable.

Item 5.           Other Events.
                  ------------

                  On July 31, 2000, Harris Corporation ("Harris" or the "Company") announced that it has signed a definitive agreement to purchase Wavtrace, Inc., a privately-held, Bellevue, Washington based developer of broadband wireless access systems. The agreement provides for Harris, which currently owns approximately 20 percent of Wavtrace, to purchase the remaining shares for approximately $134 million in cash. The acquisition is expected to close by the end of August, subject to customary closing conditions.

                  A copy of the press release is filed herewith as Exhibit 99 and is incorporated herein by reference.

Item 6.           Not Applicable.

Item 7.           Financial Statements and Exhibits.
                  ---------------------------------

                  (a)      Financial Statements.
                                    None.

                  (b)      Pro Forma Financial Information.
                                    None.

                  (c)      Exhibits.

                           The following document is filed as an Exhibit to this
Report:

                           99.      Press Release, dated July 31, 2000,
                                    announcing that Harris has signed a
                                    definitive agreement to purchase Wavtrace,
                                    Inc., a privately-held developer of
                                    broadband wireless access systems.

Items 8-9.        Not Applicable.



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                                    SIGNATURE



                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    HARRIS CORPORATION


                                    By:  /s/ Bryan R. Roub
                                         ----------------------------------
                                    Name:    Bryan R. Roub
                                    Title:   Senior Vice President &
                                             Chief Financial Officer



Date:  July 31, 2000


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                                  EXHIBIT INDEX



        Exhibit No.
         Under Reg.
      S-K, Item 601                           Description
-----------------------     -------------------------------------------------


            99. Press Release, dated July 31, 2000, announcing that Harris has signed a definitive agreement to purchase Wavtrace, Inc., a privately-held developer of broadband wireless access systems.